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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 1999
                                                          --------------


                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)

    Delaware                        333-56081                    52-1495132
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 (State or other                  (Commission                  (IRS Employee
 jurisdiction of                  File Number)              Identification No.)
  incorporation)

                343 Thornall Street
                      Edison, NJ                                       08837
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        (Address of principal executive offices)                     Zip Code

           Registrant's telephone, including area code: (732) 205-0600


--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)



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ITEM 5.           Other Events
                  ------------

                  Filing of Legality and Tax Opinions
                  -----------------------------------

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 1999-S5 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion



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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CHASE MORTGAGE FINANCE
                                                CORPORATION

April 27, 1999

                                                By:   /s/ Eileen A. Lindblom
                                                      -------------------------
                                                Name:   Eileen A. Lindblom
                                                Title:  Vice President


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                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

(99.1)                     Legal Opinion